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                                                                  EXHIBIT 10.172



                                 SIXTH AMENDMENT
                     TO ASSIGNMENT AND ASSUMPTION AGREEMENT


This Sixth Amendment (the "Amendment") to Assignment and Assumption Agreement, by and between RER CORP, COMAY CORP., GROWTH REALTY INC. and H&H FINANCIAL, INC. (the "Assignors"), and MEGO FINANCIAL CORP., formerly named MEGO CORP., (the "Assignee")


                                   WITNESSETH:

        WHEREAS, the Assignors are parties to the Assignment Agreement dated October 25, 1987, with the Assignee, and the Assignment and Assumption Agreement, dated February 1, 1988, between the Assignors and the Assignee, which two agreements were amended by the Amendment to Assignment and Assumption Agreement dated July 29, 1988, and by the Second Amendment to Assignment and Assumption Agreement dated as of March, 2, 1995, the Third Amendment to Assignment and Assumption Agreement dated as of August 20, 1997 and the Fourth and Fifth Amendments to Assignment and Assumption Agreement dated as of February 26, 1999, and May 28, 1999, respectively, between the Assignors and the Assignee (collectively, the described agreements as so amended are hereinafter referred to as the "Assignment"); and

        WHEREAS, the Assignment fixed the date of January 31, 1995 as the date on which the accrual of amounts due to the Assignors under the Assignment would terminate, except for interest on any of such amounts which remained unpaid; and

        WHEREAS, the amount due the Assignors, as of January 31, 1995 was $13,328,742.25, plus interest from January 28, 1995 in the amount of $9,322.57, collectively, and with interest from January 31, 1995 to March 2, 1995 (the "Amount Due"); and

        WHEREAS, $10,000,000 of the Amount Due was agreed to be considered subordinated debt (the "Subordinated Debt"), against which payments were made as follows: (i) $1,428,571.43 was paid on March 1, 1997 as scheduled, (ii) $4,250,000 was deemed paid by credit against the exercise price of certain warrants as is set forth in the Third Amendment, and (iii) $35,714.28 was paid on September 1, 1998, leaving a remaining balance of the Subordinated Debt of $4,285,714.29; and

        WHEREAS, the balance of the Subordinated Debt continues to be secured by a pledge of all of the issued and outstanding common stock of Preferred Equities Corporation (and any distributions in respect thereto) pursuant to a Pledge and Security Agreement dated as of February 1, 1988 (the "Pledge Agreement") between the Assignee and the Assignors; and

        WHEREAS, interest on the Subordinated Debt has been paid through March 1, 1999; and






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        WHEREAS, under the terms of the Assignment, a payment in the amount of
$1,428,571.43 is due on September 1, 1999; and

        WHEREAS, under the terms of the Assignment, a payment in the amount of $1,428,571.43, which was originally due on March 1, 1999, was deferred to, and is due on, September 1, 1999; and

        WHEREAS, the Assignee has requested that the Assignors agree to defer both of the principal payments, each in the amount of $1,428,571.43, one originally due on March 1, 1999 and the other due on September 1, 1999, to December 1, 1999;

        NOW THEREFORE, in consideration of the mutual covenants herein contained it is hereby agreed as follows:

        1. The statements in the foregoing preamble are true and correct.

        2. That the principal payments on the Subordinated Debt, each in the amount of $1,428,571.43, one originally due on March 1, 1999, and the other due on September 1, 1999, are hereby deferred to December 1, 1999.

        3. The Assignee and Assignors agree that all amounts due to Assignors pursuant to the Assignment as amended by this Amendment shall continue to be secured as set forth in the Pledge Agreement, and that the Pledge Agreement remains in full force and effect.

        4. The Assignee and Assignors agree that this Amendment is an amendment to the Assignment and not a novation, and that, except as modified hereby, all terms and conditions of the Assignment remain in full force and effect, and, except as modified herein, all unpaid payments of principal and interest on the Subordinated Debt shall continue to be due and payable as set forth in the Assignment.

        5. It is agreed that this Amendment may be signed in counterparts, and all such counterparts in the aggregate shall constitute one agreement.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of this ________________ day of August, 1999.



                                        MEGO FINANCIAL CORP.


                                        By: ___________________________________
                                            Jerome J. Cohen, President






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                                        RER CORP.


                                        By: ___________________________________
                                                        Title:


                                        COMAY CORP


                                        By: ___________________________________
                                                        Title:


                                        GROWTH REALTY INC.


                                        By: ___________________________________
                                                        Title:


                                        H&H FINANCIAL, INC.


                                        By: ___________________________________
                                                        Title:















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